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                                 EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of QRS Corporation on Form S-8 of our report dated January 28, 1999, appearing in the Annual Report on Form 10-K of QRS Corporation for the year ended December 31, 1998.



DELOITTE & TOUCHE LLP
San Jose, California
June 16, 1999